UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 21, 2026

WORKDAY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6110 Stoneridge Mall Road

Pleasanton, CA 94588

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (925) 951-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On October 21, 2026, Workday, Inc. (“Workday”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, BofA Securities, Inc., Barclays Capital Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement provides for the issuance and sale by Workday of $2.5 billion aggregate principal amount of senior notes, consisting of $750.0 million aggregate principal amount of 5.700% senior notes due 2029 (the “2029 Senior Notes”), $500.0 million aggregate principal amount of 6.000% senior notes due 2031 (the “2031 Senior Notes”), $750.0 million aggregate principal amount of 6.300% senior notes due 2033 (the “2033 Senior Notes”), and $500.0 million aggregate principal amount of 6.500% senior notes due 2036 (the “2036 Senior Notes,” and together with the 2029 Senior Notes, the 2031 Senior Notes, and the 2033 Senior Notes, the “Notes”), in an underwritten public offering (the “Offering”).

The Underwriting Agreement contains customary representations, warranties, and covenants. These representations, warranties, and covenants are not representations of factual information to investors about Workday or its subsidiaries, and the sale of any Notes pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of Workday. The foregoing description of the terms of the Underwriting Agreement is not complete and is subject to, and qualified in its entirety by reference to, the complete terms and conditions of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

On October 23, 2026, Workday completed its issuance and sale of the Notes pursuant to the Underwriting Agreement and an indenture, dated as of April 1, 2022 (the “Base Indenture”), between Workday and U.S. Bank Trust Company, National Association, as trustee, together with an officer’s certificate, dated October 23, 2026 (the “Officer’s Certificate,” and, together with the Base Indenture, the “Indenture”). The Notes were issued and sold pursuant to Workday’s effective shelf registration statement on Form S-3 (Registration No. 333-296348) filed with the Securities and Exchange Commission on May 29, 2026, including the base prospectus contained therein, as supplemented by a related preliminary prospectus supplement, dated October 21, 2026, and a final prospectus supplement, dated October 21, 2026.

Workday estimates that the net proceeds from the Offering will be approximately $2.47 billion, after deducting the underwriting discount and estimated offering expenses payable by Workday. Workday intends to use the net proceeds from the Offering to redeem, repay, repurchase, or otherwise retire the $1.0 billion in aggregate principal amount of its 3.500% notes due April 1, 2027 at or before their maturity and to use any remaining net proceeds for general corporate purposes.

The Notes are senior unsecured obligations of Workday and rank equally with all existing and future unsecured and unsubordinated indebtedness of Workday. The 2029 Senior Notes will mature on October 23, 2029, and bear interest at a fixed rate of 5.700% per annum. The 2031 Senior Notes will mature on October 23, 2031, and bear interest at a fixed rate of 6.000% per annum. The 2033 Senior Notes will mature on October 23, 2033, and bear interest at a fixed rate of 6.300% per annum. The 2036 Senior Notes will mature on October 23, 2036, and bear interest at a fixed rate of 6.500% per annum. Interest on each series of Notes is payable semi-annually in arrears on April 23 and October 23 of each year, commencing on April 23, 2027. The Notes are redeemable at the option of Workday, in whole or in part, at any time and from time to time, as described in the Indenture, at the applicable redemption prices specified in the forms of Note included in Exhibits 4.3, 4.4, 4.5, and 4.6 hereto (together, the “Forms of Note”).

In addition, if a Change of Control Triggering Event (as defined in the Forms of Note) occurs with respect to a series of Notes, Workday will be required, subject to certain exceptions, to make an offer to purchase the Notes of such series at a price in cash equal to 101% of the aggregate principal amount of the Notes to be purchased, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Indenture also contains certain other covenants (including limited covenants restricting the ability of Workday and its restricted subsidiaries to create liens and enter into sale and lease-back transactions), events of default, and other customary provisions.

The foregoing description of the terms of the Notes is not complete and is subject to, and qualified in its entirety by reference to, the complete terms and conditions of the Base Indenture and the Officer’s Certificate (including the Forms of Note), which are filed or incorporated by reference as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, and 4.6 hereto and are incorporated by reference herein. In connection with the issuance of the Notes, Fenwick & West LLP provided Workday with the legal opinion and consent attached hereto as Exhibit 5.1 and Exhibit 23.1, respectively.

Section 2 - Financial Information

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Section 9 - Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated as of October 21, 2026, by and among Workday and Morgan Stanley & Co. LLC, BofA Securities, Inc., Barclays Capital Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
4.1	Indenture, dated as of April 1, 2022, between Workday and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Workday’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2022).
4.2	Officer’s Certificate pursuant to the Indenture, dated as of October 23, 2026.
4.3	Form of 5.700% Senior Note due 2029 (included in Exhibit 4.2).
4.4	Form of 6.000% Senior Note due 2031 (included in Exhibit 4.2).
4.5	Form of 6.300% Senior Note due 2033 (included in Exhibit 4.2).
4.6	Form of 6.500% Senior Note due 2036 (included in Exhibit 4.2).
5.1	Opinion of Fenwick & West LLP relating to the Notes.
23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 23, 2026	WORKDAY, INC.

		By:	/s/ Richard H. Sauer
Name: Richard H. Sauer
Title: Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary